SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

              _____________________________________________________

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
              _____________________________________________________


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 3, 1996
                          COMMISSION FILE NUMBER 0-8640


                         SYNCOR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                85-0229124
  (State or other jurisdiction of                  (I.R.S. Employer
  incorporation or organization)                  Identification No.)

20001 PRAIRIE STREET, CHATSWORTH, CALIFORNIA           91311-2185
 (Address of principal executive offices)              (Zip Code)

                               (818) 886-7400
            (Registrant's telephone number, including area code)

ITEM 6.              RESIGNATION OF ONE OF REGISTRANT'S DIRECTORS.

           Effective July 3, 1996, Gene R. McGrevin, for personal reasons, tendered his resignation as Vice Chairman, Chief Executive Officer and a director of the Company, and from all positions with all of the Company's subsidiaries and affiliates. Relevant thereto, the Board of Directors of the Company elected Robert G. Funari as the President and Chief Executive Officer of the Company. There was no disagreement between Mr. McGrevin and the Company concerning any matter relating to the Company's operations, policies or practices.

                                SIGNATURE

           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         SYNCOR INTERNATIONAL CORPORATION


                         By /s/ Haig S. Bagerdjian
                            ______________________________
                         Vice President, Secretary and General Counsel
                         Date: 7/9/96